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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------




                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 12, 2000



                           EDUCATIONAL INSIGHTS, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
         (State or other jurisdiction of incorporation or organization)


       0-23606                                           95-2392545
(Commission File Number )                   (I.R.S. Employer Identification No.)


                               16941 Keegan Avenue
                                Carson, CA 90746
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 884-2000



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     By unanimous written consent dated September 12, 2000, the Board of Directors of the Registrant dismissed its independent accountants Deloitte & Touche LLP (D&T) and approved McGladrey & Pullen LLP to succeed them. This decision was made based upon the recommendation of Registrant's Audit Committee which had reviewed and approved said change in the Registrant's certifying accountant.

The reports of D&T on the financial statements of the Registrant for each of the two fiscal years in the period ended December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principals.

There were no disagreements between the Registrant and D&T nor were there any reportable events during the two most recent fiscal years ended December 31, 1999 or in any interim period between December 31, 1999 and September 12, 2000.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  FINANCIAL STATEMENTS OF BUSINESSS ACQUIRED
               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION
               Not Applicable.

          (c)  EXHIBITS

               16.1 Letter re Change in Certifying Accountant.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EDUCATIONAL INSIGHTS, INC.
                                    (Registrant)



Date:    September 19, 2000         By:      /s/ STEPHEN E. BILLIS
                                       ----------------------------------------
                                       Stephen E. Billis
                                       Vice President, Chief Financial Officer
                                       and Secretary